UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                   FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): September 20, 1999

                                     1-2981
                            (Commission File Number)
                           ---------------------------

                              FIRSTAR CORPORATION
              (Exact Name of Registrant as Specified in its Charter)




             WISCONSIN                                    39-1940778
        (State of Incorporation)                     (IRS EMPLOYER
                                                      Identification No.)




             777 East Wisconsin Avenue, Milwaukee, Wisconsin  53202
              (Address of Registrant's principal executive office)


                                 (414) 765-4321
                         (Registrant's telephone number)

FORM 8-K/A

FIRSTAR CORPORATION

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(a) Pro Forma Financial Information

FIRSTAR CORPORATION
AND MERCANTILE BANCORPORATION
NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL
INFORMATION


Note 1-Basis of Presentation

	On September 20, 1999 Firstar Corporation acquired Mercantile Bancorporation Inc. through an exchange of shares.

	The unaudited pro forma condensed combined financial information has been prepared under the pooling of interests method and is based on the historical consolidated financial statements of the two companies adjusted for presentation differences. These restatements were not material.

Note 2-Shareholders' Equity

	Under the terms of the merger agreement, Mercantile shareholders received 2.091 shares of Firstar common stock for each share of Mercantile stock owned. Mercantile had 158,672,542 shares of common stock outstanding at September 20, 1999 which was exchanged for approximately 331,748,000 shares of Firstar common stock. The combined company has approximately 981,200,000 shares outstanding after the merger. The common stock in the unaudited pro forma condensed combined balance sheet has been adjusted to reflect the par value amount of shares of the combined company. Pro forma retained earnings reflects an adjustment for estimated merger related charges as described in
Note 3 below.

Note 3-Merger Related Charges

	In connection with the merger, Firstar and Mercantile expect the combined company to incur pre-tax merger charges of approximately $560 million. These are expected to include losses on the sale of securities of $178 million in conjunction with the balance sheet restructure discussed below, $157 million in employee related payments, $88 million in direct conversion costs, $53 million in charges related to consolidation of systems and operations, $29 million in occupancy and equipment charges (elimination of duplicate facilities and write-off of equipment) and $109 million in other merger related costs (including legal fees, investment banking fees and charitable contributions). Partially offsetting these merger costs will be the reversal of $54 million of prior restructuring and merger accruals of both Firstar and Mercantile. The merger related charges and related tax effect have been reflected in the unaudited pro forma condensed combined balance sheet as of June 30, 1999. The loss on the sale of securities of $178 million is shown on the balance sheet adjustment net of existing market value adjustments of $30 million. The merger charges have not been reflected in the unaudited pro forma condensed combined income statements as they are not expected to have a continuing impact on the operations of the combined company.


	A balance sheet restructuring will occur to conform the combined company's asset and liability management policies. The restructuring, which will include the sale of $6.1 billion of assets, includes the following: the sale of $2.4 billion in U.S. government agency callable securities, $1.9 billion in fixed rate pass-through mortgage-backed securities, $175.0 million non-agency, securities outside Firstar's investment policies and $1.6 billion residential real estate mortgages that will be reclassified as held-for-sale. The proceeds from these sales will be used to reduce short-term borrowings. These transactions have been reflected in the unaudited pro forma condensed combined balance sheet as of June 30, 1999, and have not been reflected in the unaudited pro forma condensed combined statements as they are not expected to have a material impact on the operations of the combined company.

Unaudited Pro Forma Condensed Combined Balance Sheet
As of June 30, 1999
(dollars in thousands)



                                                             Mercantile                   Pro Forma
                                                 Firstar   Bancorporation    Pro Forma     Firstar
                                               Corporation      Inc.        Ajustments   Corporation
                                             ------------- ------------- ------------- -------------
ASSETS:
Cash and due from banks......................$   2,058,034 $   1,234,011 $             $   3,292,045
Money market investments.....................      225,850       338,648                     564,498
Trading securities...........................                    120,801                     120,801
Investment securities:                                                      (4,475,000)
  Available-for-sale.........................    5,258,760     9,376,320      (147,733)   10,012,347
  Held-to-maturity...........................      208,022        62,503                     270,525
                                             ------------- ------------- ------------- -------------
     Total securities........................    5,466,782     9,438,823      (147,733)   10,282,872
Loans held for sale                              1,128,541       139,036     1,600,000     2,867,577
Loans:
  Commercial loans...........................    9,644,394     6,800,926                  16,445,320
  Real estate loans..........................    8,833,230    12,346,426    (1,600,000)   19,579,656
  Held-to-maturity...........................    8,211,107     3,497,663                  11,708,770
                                             ------------- ------------- ------------- -------------
Total Loans..................................   26,688,731    22,645,015    (1,600,000)   47,733,746
     Allowance for loan losses...............      405,159       309,271         7,500       721,930
                                             ------------- ------------- ------------- -------------
  Net loans..................................   26,283,572    22,335,744    (1,607,500)   47,011,816
Premises and equipment.......................      620,020       407,420       (29,000)      998,440
Goodwill.....................................      594,669       695,604                   1,290,273
Core deposit intangibles.....................      241,841                                   241,841
Mortgage Sevicing Rights.....................      179,433        47,509                     226,942
Other intangible assets......................       55,799         7,414                      63,213
Acceptances - customers' liability...........       23,600         6,325                      29,925
Other assets.................................    1,258,600       748,964                   2,007,564
                                             ------------- ------------- ------------- -------------
    Total assets.............................$  38,136,741 $  35,520,299 $  (4,659,233)$  68,997,807
                                             ------------- ------------- ------------- -------------
                                             ------------- ------------- ------------- -------------

LIABILITIES:
Deposits:
  Noninterest-bearing deposits...............$   6,361,199 $   3,814,609 $             $  10,175,808
  Interest-bearing deposits..................   21,787,292    20,519,129                  42,306,421
                                             ------------- ------------- ------------- -------------
      Total deposits.........................   28,148,491    24,333,738             0    52,482,229
Short-term borrowings........................    4,027,645     3,546,657    (4,475,000)    3,099,302
Long-term debt...............................    1,667,574     4,099,855                   5,767,429
Acceptances outstanding......................       23,600         6,325                      29,925
Other liabilities............................      655,267       480,818       216,267     1,352,352
                                             ------------- ------------- ------------- -------------
    Total liabilities........................   34,522,577    32,467,393    (4,258,733)   62,731,237
                                             ------------- ------------- ------------- -------------

SHAREHOLDERS' EQUITY:
Common stock.................................        6,641         1,581         1,727         9,949
Surplus......................................    1,244,896     1,015,017        (1,727)    2,258,186
Retained earnings............................    2,475,708     2,166,302      (420,000)    4,222,010
Treasury stock, at cost......................     (134,348)       (3,083)                   (137,431)
Accumulated other comprehensive income.......       21,267      (126,911)       19,500       (86,144)
                                             ------------- ------------- ------------- -------------
    Total shareholders' equity...............    3,614,164     3,052,906      (400,500)    6,266,570
                                             ------------- ------------- ------------- -------------

    Total liabilities and shareholders'
        equity...............................$  38,136,741 $  35,520,299 $  (4,659,233)$  68,997,807
                                             ------------- ------------- ------------- -------------
                                             ------------- ------------- ------------- -------------

See accompanying Notes to the Unaudited Pro Forma Condensed Combined Financial Information.

Firstar/Mercantile
Unaudited Pro Forma Condensed Combined Income Statement
For the Six Months Ended June 30, 1999
(amounts in thousands, except per share amounts)




                                                            Mercantile                     Pro Forma
                                               Firstar    Bancorporation   Pro Forma        Firstar
                                             Corporation       Inc.        Ajustments     Corporation
                                             -----------  --------------  -----------    ------------
INTEREST INCOME:
Interest and fees on loans...................$ 1,071,390    $   868,429    $              $ 1,939,819
Interest and fees on loans held for sale.....     46,593          6,528                        53,121
Interest on investment securities:
   Taxable...................................    143,284        284,247                       427,531
   Non-taxable...............................     36,066         10,788                        46,854
Interest on trading securities...............         (7)         5,398                         5,391
Interest on money market investments.........      2,987         10,249                        13,236
                                             -----------    -----------    -----------    -----------
  Total interest income......................  1,300,313      1,185,639              0      2,485,952
                                             -----------    -----------    -----------    -----------
INTEREST EXPENSE:
Interest on deposits.........................    413,519        426,925                       840,444
Interest on short-term borrowings............     95,988         66,409                       162,397
Interest on long-term debt...................     51,758        112,517                       164,275
                                             -----------    -----------    -----------    -----------
  Total interest expense.....................    561,265        605,851              0      1,167,116
                                             -----------    -----------    -----------    -----------
    Net interest income......................    739,048        579,788              0      1,318,836

Provision for loan losses....................     71,270         16,957                        88,227
                                             -----------    -----------    -----------    -----------
    Net interest income after
      provision for loan losses..............    667,778        562,831              0      1,230,609
                                             -----------    -----------    -----------    -----------
NONINTEREST INCOME:
Trust income.................................    147,414         60,886                       208,300
Mortgage banking income......................     72,053          9,420                        81,473
Retail deposit Income........................     47,259         40,409                        87,668
Cash management income.......................     46,705         20,529                        67,234
Credit card income...........................     45,749          6,706                        52,455
ATM Income...................................     11,542          6,391                        17,933
All other income.............................     86,166         75,049                       161,215
                                             -----------    -----------    -----------    -----------
                                                 456,888        219,390              0        676,278
Investment securities gains/(losses) - net...         (2)        16,246                        16,244
                                             -----------    -----------    -----------    -----------
  Total noninterest income...................    456,886        235,636              0        692,522
                                             -----------    -----------    -----------    -----------
NONINTEREST EXPENSE:
Salaries.....................................    239,531        200,252                       439,783
Pension and other employee benefits..........     37,466         45,213                        82,679
Equipment expense............................     45,332         28,551                        73,883
Occupancy expense - net......................     49,915         33,894                        83,809
All other expense............................    200,866        130,870                       331,736
                                             -----------    -----------    -----------    -----------
                                                 573,110        438,780              0      1,011,890
Merger and retructuring expenses.............     45,100                                       45,100
                                             -----------    -----------    -----------    -----------
  Total noninterest expense..................    618,210        438,780              0      1,056,990
                                             -----------    -----------    -----------    -----------

INCOME BEFORE TAX............................    506,454        359,687              0        866,141
Income tax...................................    166,109        121,119                       287,228
                                             -----------    -----------    -----------    -----------
NET INCOME...................................$   340,345    $   238,568    $         0    $   578,913
                                             -----------    -----------    -----------    -----------
                                             -----------    -----------    -----------    -----------

PER SHARE:
Basic earnings per common share..............$      0.51    $      1.51                   $      0.58
Diluted earnings per common share............       0.50           1.49                          0.57
Average common shares - basic................    661,827        157,827                       991,843
Average common shares - diluted..............    674,920        159,896                     1,009,262

See accompanying Notes to the Unaudited Pro Forma Condensed Combined Financial Information.

Firstar/Mercantile
Unaudited Pro Forma Condensed Combined Income Statement
For the Year Ended December 31, 1998
(amounts in thousands, except per share amounts)




                                                            Mercantile                     Pro Forma
                                               Firstar    Bancorporation    Pro Forma       Firstar
                                             Corporation       Inc.         Ajustments    Corporation
                                             -----------  --------------  ------------    -----------
INTEREST INCOME:
Interest and fees on loans...................$ 2,152,359    $ 1,775,781    $              $ 3,928,140
Interest and fees on loans held for sale.....     70,808         14,036                        84,844
Interest on investment securities:
   Taxable...................................    340,080        566,831                       906,911
   Non-taxable...............................     72,132         23,230                        95,362
Interest on trading securities...............         73          8,821                         8,894
Interest on money market investments.........      6,036         22,001                        28,037
                                             -----------    -----------    -----------    -----------
  Total interest income......................  2,641,488      2,410,700              0      5,052,188
                                             -----------    -----------    -----------    -----------
INTEREST EXPENSE:
Interest on deposits.........................    911,958        931,716                     1,843,674
Interest on short-term borrowings............    207,650        174,335                       381,985
Interest on long-term debt...................    109,101        181,807                       290,908
                                             -----------    -----------    -----------    -----------
  Total interest expense.....................  1,228,709      1,287,858              0      2,516,567
                                             -----------    -----------    -----------    -----------
    Net interest income......................  1,412,779      1,122,842              0      2,535,621

Provision for loan losses....................    113,636         51,154                       164,790
                                             -----------    -----------    -----------    -----------
    Net interest income after
      provision for loan losses..............  1,299,143      1,071,688              0      2,370,831
                                             -----------    -----------    -----------    -----------
NONINTEREST INCOME:
Trust income.................................    262,259        112,999                       375,258
Mortgage banking income......................    151,096         51,494                       202,590
Retail deposit Income........................     92,486         85,276                       177,762
Cash management income.......................     84,522         32,944                       117,466
Credit card income...........................     83,531         10,139                        93,670
ATM Income...................................     24,765         12,100                        36,865
All other income.............................    154,328        142,831                       297,159
                                             -----------    -----------    -----------    -----------
                                                 852,987        447,783              0      1,300,770
Investment securities gains/(losses) - net...      1,095         15,435                        16,530
Gain on sale of merchant processing..........                    48,051                        48,051
                                             -----------    -----------    -----------    -----------
  Total noninterest income...................    854,082        511,269              0      1,365,351
                                             -----------    -----------    -----------    -----------
NONINTEREST EXPENSE:
Salaries.....................................    544,672        413,469                       958,141
Pension and other employee benefits..........     93,330         79,303                       172,633
Equipment expense............................    103,713         57,024                       160,737
Occupancy expense - net......................    102,464         67,003                       169,467
All other expense............................    427,977        263,569                       691,546
                                             -----------    -----------    -----------    -----------
                                               1,272,156        880,368              0      2,152,524
Merger and retructuring expenses.............    242,970        134,322                       377,292
                                             -----------    -----------    -----------    -----------
  Total noninterest expense..................  1,515,126      1,014,690              0      2,529,816
                                             -----------    -----------    -----------    -----------

INCOME BEFORE TAX............................    638,099        568,267              0      1,206,366
Income tax...................................    207,952        192,964                       400,916
                                             -----------    -----------    -----------    -----------
NET INCOME...................................$   430,147    $   375,303    $         0    $   805,450
                                             -----------    -----------    -----------    -----------


PER SHARE:
Basic earnings per common share..............$      0.66    $      2.45                   $      0.83
Diluted earnings per common share............       0.65           2.41                          0.81
Average common shares - basic................    649,530        153,462                       970,420
Average common shares - diluted..............    663,054        155,921                       989,085

See accompanying Notes to the Unaudited Pro Forma Condensed Combined Financial Information.

Firstar/Mercantile
Unaudited Pro Forma Condensed Combined Income Statement
For the Year Ended December 31, 1997
(amounts in thousands, except per share amounts)




                                                            Mercantile                     Pro Forma
                                               Firstar      Bancorporation  Pro Forma       Firstar
                                             Corporation       Inc.        Ajustments     Corporation
                                             -----------  --------------  ------------    -----------
INTEREST INCOME:
Interest and fees on loans...................$ 1,982,684    $ 1,662,944    $              $ 3,645,628
Interest and fees on loans held for sale.....     20,878          6,755                        27,633
Interest on investment securities:
   Taxable...................................    298,134        413,175                       711,309
   Non-taxable...............................     64,090         25,797                        89,887
Interest on trading securities...............     11,182          7,077                        18,259
Interest on money market investments.........        131         20,813                        20,944
                                             -----------    -----------    -----------    -----------
  Total interest income......................  2,377,099      2,136,561              0      4,513,660
                                             -----------    -----------    -----------    -----------
INTEREST EXPENSE:
Interest on deposits.........................    804,406        842,949                     1,647,355
Interest on short-term borrowings............    183,642        159,013                       342,655
Interest on long-term debt...................     86,884         68,978                       155,862
                                             -----------    -----------    -----------    -----------
  Total interest expense.....................  1,074,932      1,070,940              0      2,145,872
                                             -----------    -----------    -----------    -----------
    Net interest income......................  1,302,167      1,065,621              0      2,367,788

Provision for loan losses....................    117,772         86,355                       204,127
                                             -----------    -----------    -----------    -----------
    Net interest income after
      provision for loan losses..............  1,184,395        979,266              0      2,163,661
                                             -----------    -----------    -----------    -----------
NONINTEREST INCOME:
Trust income.................................    234,195        103,928                       338,123
Mortgage banking income......................     70,644         22,755                        93,399
Retail deposit Income........................     83,579         79,704                       163,283
Cash management income.......................     68,831         27,121                        95,952
Credit card income...........................     87,499         11,878                        99,377
ATM Income...................................     19,194         10,329                        29,523
All other income.............................    123,769        123,260                       247,029
                                             -----------    -----------    -----------    -----------
                                                 687,711        378,975              0      1,066,686
Investment securities gains/(losses) - net...     (3,916)         7,649                         3,733
Gain on sale of merchant processing..........     22,821                                       22,821
                                             -----------    -----------    -----------    -----------
  Total noninterest income...................    706,616        386,624              0      1,093,240
                                             -----------    -----------    -----------    -----------
NONINTEREST EXPENSE:
Salaries.....................................    480,339        380,076                       860,415
Pension and other employee benefits..........     88,934         86,892                       175,826
Equipment expense............................     94,369         52,541                       146,910
Occupancy expense - net......................     91,348         61,697                       153,045
All other expense............................    366,089        224,093                       590,182
                                             -----------    -----------    -----------    -----------
                                               1,121,079        805,299              0      1,926,378
Loss on sale of credit card loans............                    50,000                        50,000
Merger and retructuring expenses.............                   121,393                       121,393
                                             -----------    -----------    -----------    -----------
  Total noninterest expense..................  1,121,079        976,692              0      2,097,771
                                             -----------    -----------    -----------    -----------

INCOME BEFORE TAX............................    769,932        389,198              0      1,159,130
Income tax...................................    256,038        142,376                       398,414
                                             -----------    -----------    -----------    -----------
NET INCOME...................................$   513,894    $   246,822    $         0    $   760,716
                                             -----------    -----------    -----------    -----------
                                             -----------    -----------    -----------    -----------

PER SHARE:
Basic earnings per common share..............$      0.83    $      1.76                   $      0.83
Diluted earnings per common share............       0.81           1.73                          0.82
Average common shares - basic................    620,283        140,009                       913,042
Average common shares - diluted..............    634,149        142,639                       932,407

See accompanying Notes to the Unaudited Pro Forma Condensed Combined Financial Information.

Firstar/Mercantile
Unaudited Pro Forma Condensed Combined Income Statement
For the Year Ended December 31, 1996
(amounts in thousands, except per share amounts)




                                                            Mercantile                     Pro Forma
                                               Firstar      Bancorporation  Pro Forma       Firstar
                                             Corporation       Inc.        Ajustments     Corporation
                                             -----------  --------------  ------------    -----------
INTEREST INCOME:
Interest and fees on loans...................$ 1,869,407    $ 1,402,307    $              $ 3,271,714
Interest and fees on loans held for sale.....     20,454          7,341                        27,795
Interest on investment securities............    378,408        347,757                       726,165
Interest on trading securities...............        344          3,630                         3,974
Interest on money market investments.........      7,062         14,924                        21,986
                                             -----------    -----------    -----------    -----------
  Total interest income......................  2,275,675      1,775,959              0      4,051,634
                                             -----------    -----------    -----------    -----------
INTEREST EXPENSE:
Interest on deposits.........................    788,023        692,138                     1,480,161
Interest on short-term borrowings............    171,694         89,676                       261,370
Interest on long-term debt...................     63,687         40,343                       104,030
                                             -----------    -----------    -----------    -----------
  Total interest expense.....................  1,023,404        822,157              0      1,845,561
                                             -----------    -----------    -----------    -----------
    Net interest income......................  1,252,271        953,802              0      2,206,073

Provision for loan losses....................     97,334         78,766                       176,100
                                             -----------    -----------    -----------    -----------
    Net interest income after
      provision for loan losses..............  1,154,937        875,036              0      2,029,973
                                             -----------    -----------    -----------    -----------
NONINTEREST INCOME:
Trust income.................................    196,891         93,704                       290,595
Mortgage banking income......................     64,811         13,793                        78,604
Service charges on deposits..................    147,424         98,908                       246,332
Credit card income...........................     81,622         28,415                       110,037
ATM Income...................................     15,547          8,450                        23,997
All other income.............................    117,485        119,609                       237,094
                                             -----------    -----------    -----------    -----------
                                                 623,780        362,879              0        986,659
Investment securities gains/(losses) - net...     (2,365)           292                        (2,073)
                                             -----------    -----------    -----------    -----------
  Total noninterest income...................    621,415        363,171              0        984,586
                                             -----------    -----------    -----------    -----------
NONINTEREST EXPENSE:
Salaries.....................................    466,133        334,470                       800,603
Pension and other employee benefits..........     97,089         77,437                       174,526
Equipment expense............................     86,952         50,860                       137,812
Occupancy expense - net......................     91,460         55,489                       146,949
All other expense............................    341,829        223,475                       565,304
                                             -----------    -----------    -----------    -----------
                                               1,083,463        741,731              0      1,825,194
SAIF assessments.............................     15,522         12,385                        27,907
Merger and retructuring expenses.............     53,267         51,071                       104,338
                                             -----------    -----------    -----------    -----------
  Total noninterest expense..................  1,152,252        805,187              0      1,957,439
                                             -----------    -----------    -----------    -----------

INCOME BEFORE TAX............................    624,100        433,020              0      1,057,120
Income tax...................................    208,682        148,567                       357,249
                                             -----------    -----------    -----------    -----------
NET INCOME...................................$   415,418    $   284,453    $         0    $   699,871
                                             -----------    -----------    -----------    -----------
                                             -----------    -----------    -----------    -----------

PER SHARE:
Basic earnings per common share..............$      0.65    $      2.12                   $      0.77
Diluted earnings per common share............       0.64           2.09                          0.75
Average common shares - basic................    633,858        133,926                       913,897
Average common shares - diluted..............    644,640        135,996                       929,008

See accompanying Notes to the Unaudited Pro Forma Condensed Combined Financial Information.

(b) Exhibits:  None


                               SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           FIRSTAR CORPORATION

Dated: October 28, 1999                       /s/ David M. Moffett
                                              -------------------------
                                              David M. Moffett
                                              Vice Chairman &
                                              Chief Financial Officer